EXHIBIT 32.1

CEO CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES — OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2004 of Cinemark, Inc. (the “Issuer”).

I, Lee Roy Mitchell, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 10, 2004

/s/Lee Roy Mitchell Lee Roy Mitchell Chief Executive Officer

Subscribed and sworn to before me this 10th day of November 2004.

/s/ Carol Waldman Name: Carol Waldman Title: Notary Public

My commission expires: 6/07/08

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.